                                   EXHIBIT 99

MEDIA CONTACT:                                ANALYST CONTACT:
   Bill Murschel   (216) 689-0457                Vern Patterson   (216) 689-0520

WEB SITE:         www.Key.com

FOR IMMEDIATE RELEASE

                  KEYCORP REPORTS SECOND QUARTER 2000 EARNINGS
                  --------------------------------------------

-        REPORTED AND CORE EPS OF $0.57
-        STABLE NET INTEREST MARGIN
-        CONTINUED EXPENSE REDUCTION
-        6.7 MILLION SHARES REPURCHASED DURING THE QUARTER

         CLEVELAND, July 18, 2000 -- KeyCorp (NYSE: KEY) today announced second quarter core net income (which excludes significant nonrecurring items) of $249 million, or $0.57 per diluted common share. On a per share basis, this result represents an 8 percent improvement over adjusted core net income of $244 million, or $0.53 per share, for the same quarter last year. Last year's second quarter adjusted results exclude earnings from Key's Long Island district branches and the credit card business, both of which have been sold, and Champion Mortgage loan securitizations. Key's second quarter 2000 core earnings also improved from comparable first quarter 2000 results of $243 million, or $0.55 per share.

         On a reported basis, Key's earnings for the second quarter of 2000 were $248 million, or $0.57 per diluted common share, compared with $280 million, or $0.62 for the second quarter of 1999. For the first six months of the year, Key's reported net income was $615 million, up 7 percent from $573 million for the first half of 1999. This represents $1.40 per diluted common share, which amounts to a 10 percent increase from $1.27 reported for the same period last year.

         "Second quarter results reflect the impact of aggressive actions we have taken over the past year to facilitate our continued development as an integrated, multiline financial services company," said Robert W. Gillespie, Key's chairman and chief executive officer.

KEYCORP REPORTS SECOND QUARTER 2000 EARNINGS
JULY 18, 2000
PAGE 2

         "Moreover, we are confident that these actions are having their intended strategic effect. Core earnings per share are growing on the strength of a stable net interest margin, strong commercial and home equity loan growth, 13 percent annualized growth in our Retail Bank's deposits and a $22 million, or annualized 12 percent, decrease in core noninterest expense. Such strong underlying trends are representative of the type of financial performance that we must achieve."

         Key's returns on average equity and average assets for the second quarters of 2000 and 1999 are presented below. Ratios shown on a core basis exclude the effects of significant nonrecurring items. Ratios presented on a cash basis exclude only the effects of goodwill and other intangibles that do not qualify as Tier 1 capital, as well as the related amortization of those assets.

                                             Core Basis                        Cash Basis
                                    ------------------------------    -----------------------------
                                        2Q00            2Q99              2Q00           2Q99
                                        ----            ----              ----           ----
Return on average equity                15.5%           17.7%             21.6%          25.9%
Return on average assets                1.20%           1.37%             1.33%          1.54%

          Net interest income for the second quarter of 2000 totaled $673 million, up $2 million from the first quarter. The net interest margin was stable from quarter-to-quarter at 3.68 percent, despite a challenging interest rate environment and the January sale of the low-growth, but higher-yielding credit card business. Compared with the second quarter of 1999, net interest income declined by $24 million, largely due to approximately $45 million of net interest income contributed to the year-ago quarter by the divested Long Island branches and credit card business.

          Core noninterest income was $475 million for the second quarter of 2000, nearly identical to the $476 million earned in the first quarter. Income from investment banking and capital markets activities grew by $9 million, but was offset by an $11 million reduction in brokerage commissions. Core noninterest income in last year's second quarter was $517 million and included $19 million from the divested Long Island branches and credit card business, as well as $21 million resulting from the securitization and sale of Champion home equity loans. The remaining $477 million of core noninterest income was nearly equaled by the $475 million of core noninterest income in the second quarter of 2000. Increases in income from trust and asset management (up $6 million) and service charges on deposit accounts (up $3 million) were

KEYCORP REPORTS SECOND QUARTER 2000 EARNINGS
JULY 18, 2000
PAGE 3

substantially offset by an $8 million reduction in brokerage commissions due to a lower volume of activity.

         Reflecting early progress made on Key's productivity improvement initiatives, core noninterest expense totaled $696 million for the second quarter of 2000, representing a $22 million reduction from that reported for the first quarter. Personnel expenses led the decline, decreasing by $21 million. Core noninterest expense was down $24 million from $720 million for the year-ago quarter. This improvement came from lower costs related to personnel (down $22 million) and equipment (down $7 million) that were largely the result of the strategic sales mentioned earlier and the impact of Key's productivity improvement initiative. These factors contributed to a reduction in Key's workforce of more than 2,700 positions from June 30, 1999, to June 30, 2000.

         The core provision for loan losses was $68 million for the second quarter of 2000, up $6 million from the prior quarter and down $8 million from that reported for the second quarter of 1999. On a comparable basis, net loan charge-offs totaled $68 million and were 0.42 percent of average loans outstanding for the quarter, compared with 0.39 percent for the prior quarter and 0.49 percent a year ago. The decrease in both the provision for loan losses and the level of net loan charge-offs relative to the second quarter of 1999 reflected, among other factors, the sale of Key's credit card portfolio.

         Key's nonperforming loans ended the second quarter at $489 million, or
0.75 percent of period-end loans, compared with $423 million, or 0.66 percent, at March 31, 2000. The increase of $66 million was nearly evenly distributed between commercial and consumer loans. Key experienced a modest increase in commercial nonperforming loans as these continue to trend to more normal levels after a lengthy period of exceptional performance. In addition, consumer nonperforming loans rose at June 30 to more customary levels after reaching unusually low levels at March 31.

         Key's capital ratios continue to exceed all "well-capitalized" benchmarks. At June 30, 2000, Key's estimated Tier 1 and total risk-adjusted capital ratios were 7.78 percent and 11.58 percent, respectively, and the estimated leverage ratio was 7.91 percent. The tangible equity to tangible assets ratio was 6.12 percent at June 30, 2000, compared with 6.16 percent last quarter and 5.95 percent a year ago. The decline from the first quarter reflects Key's second quarter 2000 repurchase of 6,700,000 of its common shares under an authorization that allows for the

KEYCORP REPORTS SECOND QUARTER 2000 EARNINGS
JULY 18, 2000
PAGE 4

repurchase of up to 20,000,000 shares. There were 6,935,000 shares remaining for repurchase under this authorization as of June 30, 2000.

         Cleveland-based KeyCorp is one of the nation's largest multiline financial services companies, with assets of approximately $85 billion. Key companies provide investment management, retail and commercial banking, consumer finance, and investment banking products and services to individuals and companies throughout the United States and, for certain businesses, internationally. The company's businesses deliver their products and services through facilities located in 46 states; a network of about 2,500 ATMs; telephone banking centers (1.800.KEY2YOU); and a robust Web site, Key.com,(SM) that provide account access and financial products 24 hours a day.

--------------------------------------------------------------------------------
This news release contains forward-looking statements that are subject to numerous assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: sharp and/or rapid changes in interest rates; significant changes in the economy which could materially change anticipated credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; significant delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; significant changes in law imposing new legal obligations or restrictions or unfavorable resolution of litigation; and significant changes in accounting, tax or regulatory practices or requirements.
--------------------------------------------------------------------------------


NOTE TO EDITORS: SOME OF THE FINANCIAL TABLES THAT FOLLOW INCLUDE QUARTERLY DATA FOR THREE PERIODS -- JUNE 30, 2000, MARCH 31, 2000 (THE PREVIOUS QUARTER), AND JUNE 30, 1999. PLEASE BE SURE TO USE THE APPROPRIATE COLUMN OF FIGURES FOR YOUR DESIRED COMPARISONS, SINCE ONE OF THE PRIOR PERIOD COLUMNS ALLOWS FOR CURRENT QUARTER VS. PRIOR YEAR COMPARISONS AND THE OTHER ALLOWS FOR CURRENT QUARTER COMPARISONS TO THE IMMEDIATELY PRECEDING QUARTER.

                                       ###

KEYCORP REPORTS SECOND QUARTER 2000 EARNINGS
JULY 18, 2000
PAGE 5

                                                            FINANCIAL HIGHLIGHTS
                                               (dollars in millions, except per share amounts)

                                                                                        THREE MONTHS ENDED
                                                                        ----------------------------------------------------
                                                                          6-30-00             3-31-00             6-30-99
                                                                        -------------       -------------       ------------
SUMMARY OF OPERATIONS
     Net interest income (taxable equivalent)                                   $680                $678               $704
     Provision for loan losses                                                    68                 183                 76
     Noninterest income                                                          475                 806                532
     Noninterest expense                                                         698                 727                723
     Net income                                                                  248                 367                280
     Net income - core                                                           249                 243                273

PER COMMON SHARE

     Net income                                                                $ .57               $ .83              $ .63
     Net income - core                                                           .57                 .55                .61
     Net income - assuming dilution                                              .57                 .83                .62
     Net income - assuming dilution - core                                       .57                 .55                .60
     Cash dividends                                                              .28                 .28                .26
     Book value at period end                                                  15.09               14.84              13.90
     Market price at period end                                                17.63               19.00              32.13

AT PERIOD END

     Full-time equivalent employees                                           23,005              23,474             25,758
     Branches                                                                    938                 937                965

PERFORMANCE RATIOS

     Return on average total assets                                             1.20 %              1.77 %             1.40 %
     Return on average total assets - core                                      1.20                1.17               1.37
     Return on average equity                                                  15.40               22.68              18.16
     Return on average equity - core                                           15.46               15.02              17.70
     Efficiency (1)                                                            60.26               62.27              59.21
     Overhead (2)                                                              32.50               35.75              29.97
     Net interest margin (taxable equivalent)                                   3.68                3.68               3.97

CAPITAL RATIOS AT PERIOD END

     Equity to assets                                                           7.68 %              7.78 %             7.71 %
     Tangible equity to tangible assets                                         6.12                6.16               5.95
     Tier 1 risk-adjusted capital (3)                                           7.78                7.98               7.48
     Total risk-adjusted capital (3)                                           11.58               12.04              11.74
     Leverage (3)                                                               7.91                7.89               7.41

ASSET QUALITY

     Net loan charge-offs                                                        $68                $134                $76
     Net loan charge-offs to average loans                                       .42 %               .84 %              .49 %
     Allowance for loan losses                                                  $979                $979               $930
     Allowance for loan losses to period end loans                              1.49 %              1.53 %             1.50 %
     Allowance for loan losses to nonperforming loans                         200.20              231.44             247.34
     Nonperforming loans at period end                                          $489                $423               $376
     Nonperforming assets at period end                                          521                 447                412
     Nonperforming loans to period end loans                                     .75 %               .66 %              .61 %
     Nonperforming assets to period end loans plus
        OREO and other nonperforming assets                                      .79                 .70                .66


KEYCORP REPORTS SECOND QUARTER 2000 EARNINGS
JULY 18, 2000
PAGE 6

                                                   FINANCIAL HIGHLIGHTS
                                     (dollars in millions, except per share amounts)

                                                                                            SIX MONTHS ENDED
                                                                                   ---------------------------------
                                                                                     6-30-00             6-30-99
                                                                                   -------------       -------------
SUMMARY OF OPERATIONS

     Net interest income (taxable equivalent)                                            $1,358              $1,397
     Provision for loan losses                                                              251                 187
     Noninterest income                                                                   1,281               1,147
     Noninterest expense                                                                  1,425               1,477
     Net income                                                                             615                 573
     Net income - core                                                                      492                 521

PER COMMON SHARE

     Net income                                                                           $1.40               $1.28
     Net income - core                                                                     1.12                1.16
     Net income - assuming dilution                                                        1.40                1.27
     Net income - assuming dilution - core                                                 1.12                1.15
     Cash dividends                                                                         .56                 .52

PERFORMANCE RATIOS

     Return on average total assets                                                        1.48 %              1.45 %
     Return on average total assets - core                                                 1.19                1.31
     Return on average equity                                                             19.04               18.81
     Return on average equity - core                                                      15.24               17.10
     Efficiency (1)                                                                       61.27               60.16
     Overhead (2)                                                                         34.12               31.57
     Net interest margin (taxable equivalent)                                              3.68                3.96

ASSET QUALITY

     Net loan charge-offs                                                                  $202                $157
     Net loan charge-offs to average loans                                                  .63 %               .51 %

 1 Calculated as noninterest expense (excluding certain nonrecurring charges) divided by taxable-equivalent net interest income plus noninterest income (excluding gains from certain divestitures and certain nonrecurring charges).

 2 Calculated as noninterest expense (excluding certain nonrecurring charges) less noninterest income (excluding gains from certain divestitures and certain nonrecurring charges) divided by taxable-equivalent net interest income.

 3   6-30-00 ratio is estimated.

KEYCORP REPORTS SECOND QUARTER 2000 EARNINGS
JULY 18, 2000
PAGE 7

                                                       CONSOLIDATED BALANCE SHEETS
                                                          (dollars in millions)


                                                                                6-30-00             3-31-00            6-30-99
                                                                              -------------      --------------      -------------
ASSETS

     Loans                                                                         $65,612             $64,064            $61,971
     Investment securities                                                           1,128               1,053                967
     Securities available for sale                                                   6,249               6,269              6,404
     Short-term investments                                                          1,759               2,567              1,755
                                                                              -------------      --------------      -------------
        Total earning assets                                                        74,748              73,953             71,097
     Allowance for loan losses                                                        (979)               (979)              (930)
     Cash and due from banks                                                         3,178               2,757              3,060
     Premises and equipment                                                            726                 761                846
     Goodwill                                                                        1,357               1,378              1,446
     Other intangible assets                                                            52                  56                 68
     Corporate owned life insurance                                                  2,159               2,132              2,056
     Other assets                                                                    3,478               3,446              3,246
                                                                              -------------      --------------      -------------
        TOTAL ASSETS                                                               $84,719             $83,504            $80,889
                                                                              =============      ==============      =============



LIABILITIES

     Deposits in domestic offices:
        Noninterest-bearing                                                         $9,057              $8,283             $9,058
        Interest-bearing                                                            34,733              34,718             31,948
     Deposits in foreign office-interest-bearing                                     5,286               3,035              2,010
                                                                              -------------      --------------      -------------
        Total deposits                                                              49,076              46,036             43,016
     Federal funds purchased and securities
        sold under repurchase agreements                                             3,511               2,621              4,727
     Bank notes and other short-term borrowings                                      5,998               8,015              7,344
     Other liabilities                                                               4,287               4,312              3,405
     Long-term debt                                                                 14,097              14,784             15,168
     Capital securities of subsidiary trusts                                         1,243               1,243                994
                                                                              -------------      --------------      -------------
        TOTAL LIABILITIES                                                           78,212              77,011             74,654


SHAREHOLDERS' EQUITY                                                                 6,507               6,493              6,235


                                                                              -------------      --------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                         $84,719             $83,504            $80,889
                                                                              =============      ==============      =============

Common shares outstanding (000)                                                    431,166             437,590            448,641




KEYCORP REPORTS SECOND QUARTER 2000 EARNINGS
JULY 18, 2000
PAGE 8

                                                          CONSOLIDATED STATEMENTS OF INCOME
                                                     (dollars in millions, except per share amounts)


                                                                     THREE MONTHS ENDED                       SIX MONTHS ENDED
                                                           ---------------------------------------       ------------------------
                                                            6-30-00        3-31-00       6-30-99          6-30-00        6-30-99
                                                           ---------      ---------     ---------        ---------      ---------
INTEREST INCOME                                               $1,540        $1,489        $1,392           $3,029         $2,773

INTEREST EXPENSE                                                 867           818           695            1,685          1,391

                                                            --------      --------      --------         --------       --------
NET INTEREST INCOME                                              673           671           697            1,344          1,382
Provision for loan losses                                         68           183            76              251            187
                                                            --------      --------      --------         --------       --------

                                                                 605           488           621            1,093          1,195

NONINTEREST INCOME

     Trust and asset management income                           116           115           110              231            216
     Investment banking and capital markets income                98            89           100              187            166
     Service charges on deposit accounts                          85            86            82              171            163
     Brokerage commission income                                  34            45            42               79             84
     Corporate owned life insurance income                        25            25            27               50             51
     Credit card fees                                              2             6            21                8             31
     Net loan securitization gains                                 7             2            18                9             50
     Net securities gains                                          2             1            20                3             24
     Gains from divestitures                                      --           332            --              332            148
     Other income                                                106           105           112              211            214
                                                            --------      --------      --------         --------       --------
        Total noninterest income                                 475           806           532            1,281          1,147

NONINTEREST EXPENSE

     Personnel                                                   361           382           383              743            755
     Net occupancy                                                56            57            58              113            117
     Computer processing                                          60            59            59              119            113
     Equipment                                                    42            48            49               90            105
     Marketing                                                    31            22            24               53             49
     Amortization of intangibles                                  25            25            26               50             54
     Professional fees                                            21            19            17               40             32
     Restructuring charges                                        --             7            --                7             --
     Other expense                                               102           108           107              210            252
                                                            --------      --------      --------         --------       --------
        Total noninterest expense                                698           727           723            1,425          1,477
                                                            --------      --------      --------         --------       --------

INCOME BEFORE INCOME TAXES                                       382           567           430              949            865
     Income taxes                                                134           200           150              334            292
                                                            --------      --------      --------         --------       --------
NET INCOME                                                      $248          $367          $280             $615           $573
                                                            ========      ========      ========         ========       ========

Net income per common share                                     $.57          $.83          $.63            $1.40          $1.28
Net income per common share - assuming dilution                  .57           .83           .62             1.40           1.27

Wtd. avg. common shares (000)                                434,112       441,834       448,037          437,973        448,774
Wtd. avg. common shares and potential
    common shares (000)                                      436,022       443,757       452,733          439,889        453,461

Taxable-equivalent adjustment                                     $7            $7            $7              $14            $15



KEYCORP REPORTS SECOND QUARTER 2000 EARNINGS
JULY 18, 2000
PAGE 9

                                                         CONSOLIDATED AVERAGE BALANCE SHEETS
                                                                    (in millions)


                                                                            THREE MONTHS ENDED                   SIX MONTHS ENDED
                                                              ----------------------------------------      -----------------------
                                                               6-30-00         3-31-00        6-30-99        6-30-00       6-30-99
                                                              ---------       ---------      ---------      ---------     ---------
ASSETS

     Loans                                                      $64,817        $64,024        $61,604        $64,420        $61,648
     Investment securities                                        1,086          1,016            984          1,051            987
     Securities available for sale                                6,198          6,475          6,575          6,336          6,291
     Short-term investments                                       1,757          2,164          1,725          1,961          1,849
                                                               --------       --------       --------       --------       --------
        Total earning assets                                     73,858         73,679         70,888         73,768         70,775
     Allowance for loan losses                                     (976)          (899)          (919)          (938)          (904)
     Cash and due from banks                                      2,606          2,557          2,571          2,582          2,592
     Other assets                                                 7,917          7,850          7,485          7,884          7,479
                                                               --------       --------       --------       --------       --------
        TOTAL ASSETS                                            $83,405        $83,187        $80,025        $83,296        $79,942
                                                               ========       ========       ========       ========       ========

LIABILITIES

     Deposits in domestic offices:
        Noninterest-bearing                                      $8,412         $8,160         $8,438         $8,286         $8,466
        Interest-bearing                                         34,392         33,708         32,247         34,051         32,179
     Deposits in foreign office-interest-bearing                  3,029          1,206          1,096          2,117            804
                                                               --------       --------       --------       --------       --------
        Total deposits                                           45,833         43,074         41,781         44,454         41,449
     Federal funds purchased and securities
        sold under repurchase agreements                          4,096          4,003          5,479          4,050          5,279
     Bank notes and other short-term borrowings                   6,972          8,680          6,786          7,826          7,991
     Other liabilities                                            4,357          4,344          3,264          4,350          3,226
     Long-term debt                                              14,425         15,334         15,368         14,879         14,754
     Capital securities of subsidiary trusts                      1,243          1,243          1,162          1,243          1,100
                                                               --------       --------       --------       --------       --------
        TOTAL LIABILITIES                                        76,926         76,678         73,840         76,802         73,799


SHAREHOLDERS' EQUITY                                              6,479          6,509          6,185          6,494          6,143


                                                               --------       --------       --------       --------       --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $83,405        $83,187        $80,025        $83,296        $79,942
                                                               ========       ========       ========       ========       ========

